UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 1, 2017
AMERICAN CAMPUS COMMUNITIES, INC.
AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP
(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill County Blvd., Suite T-200, Austin, Texas 78738
(Address of Principal Executive Offices)     (Zip Code)
Registrant's telephone number, including area code: (512) 732-1000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐⁯	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On March 1, 2017, Winston W. Walker informed the Board of Directors (the "Board") of American Campus Communities, Inc. (the "Company") that he was retiring from the Board effective as of the time of the 2017 Annual Meeting of Stockholders, which is scheduled to be held on May 4, 2017, and therefore declined to stand for re-election to the Board. At the time of the Annual Meeting of Stockholders, the size of the Board will be reduced to eight members, although the Board may determine to add one or more additional members to the Board in the future.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Opt Out of Maryland’s Unsolicited Takeover Act

On March 1, 2017, the Board adopted resolutions prohibiting the Company from electing in the future to classify the Board pursuant to Section 3-803 of the Maryland General Corporation Law. In accordance with Maryland law, the Company has filed Articles Supplementary (the "Articles Supplementary") describing the foregoing prohibition with the State Department of Assessments and Taxation of Maryland, which prohibition may not be repealed unless approved by the stockholders of the Company by the affirmative vote of at least a majority of all the votes cast on the matter by stockholders entitled to vote on the matter.

The foregoing summary of the Articles Supplementary is qualified in its entirety by reference to the full text of the Articles Supplementary, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.

Amendment to the Bylaws of the Company

On March 1, 2017, the Board approved the Second Amendment to the Bylaws of the Company (the "Second Amendment") to change the voting standard for the election of directors in contested elections from a majority to a plurality of votes cast for or against directors at any meeting of stockholders for the election of directors duly called at which a quorum is present. The Second Amendment did not change the majority voting standard for election of directors in an uncontested election.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits.

The list of exhibits is incorporated herein by reference to the Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAMPUS COMMUNITIES, INC.

Date: March 6, 2017	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

AMERICAN CAMPUS COMMUNITIES
OPERATING PARTNERSHIP LP

	By:	American Campus Communities Holdings
LLC, its general partner

		By:	American Campus Communities, Inc.,
its sole member

			By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit
Number	Title

3.1	American Campus Communities, Inc. Articles Supplementary
3.2	Second Amendment to the Bylaws of American Campus Communities, Inc.